HARBIN ELECTRIC



My Power, Your Future

NASDAQ: HRBN

Investor Presentation

ROTH 3rd Annual China Discovery Tour

May 19, 2008
Beijing, China

Safe Harbor Statement

Statements included in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

This presentation may contain statements which address such key issues as the company's growth strategy, future financial results, market positions, and product development. Such statements should be carefully considered, and it should be understood that many factors could cause forecasted and actual results to differ from these statements. These factors include, but are not limited to, price fluctuations, currency fluctuations, research and development and personnel costs, pensions, physical and environmental risks, legal issues, and legislative, fiscal, and other regulatory measures. As a result, actual results may differ materially from any financial outlooks stated herein. This document is not intended to be and is not an advertisement for any securities of the company. For a more complete discussion of the risk factors affecting our business, please refer to our Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission which is available on its website at http://www.sec.gov.

This information does not provide an analysis of the Company's financial position and is not a solicitation to purchase or sell securities of the Company. You should independently investigate and fully understand all risks before investing in the Company.

HARBIN ELECTRIC



1

Overview

Welcome to Harbin Electric

January 2007	NASDAQ, HRBN
January 2005	Listed in the US
Headquarters	Harbin, China
Founded in	2000
Full-Time Employees[1]	490
Price (05/15/08)	$18.00
Market Value	$330mm
Shares Outstanding	18.37mm



Harbin
Shenyang
BEIJING
Dalian
Tianjin
Urumqi
Turpan
Karakoram Highway
Yinchuan
Taishan
Lanzhou
Xian
Nanjung
SHANGHAI
Tibet
Lhasa
Chengdu
Wuhan
Hangzhou
Longgong Caves
Guangzhou
Aiwan
Nanning
Macau
HONG KONG
Haikou

Note:
1 As of Jan. 2008

Linear Motors (LM) & Integrated Systems

- **Linear Motors & their Integrated Systems (LMs provide direct-coupled motion with magnetic force and eliminate mechanical transmission devices)**
  - ❑ Flat Linear Motors
  - ❑ Cylindrical Linear Motors
- **Wide Applications for LM Systems – Examples:**
  - ❑ Mail sorting equipment for post offices and warehouses
  - ❑ Power switches
  - ❑ Meat slicer
  - ❑ Electric pumps
  - ❑ Oil pump system
  - ❑ Railway linear motor system









Specialty Auto Interior Micro-Motors

- **Products Developed – Nine auto micro-motors**
  - ❑ Car seat automation
  - ❑ Back seat folding
  - ❑ EPS (power steering)
  - ❑ Automated window
  - ❑ Automated trunk opening
- **Under Development**
  - ❑ Micro-motors for door lock, gas pedal, ABS, gas pump, engine gas jet









Investment Highlights (I)

- **Rapid growth in Sales & NI with consistent high margins (~50% GM)**
  - 2007 vs 2006 –> Sales up 62%; Op. Income up 69%; NI up 41% (excluding accounting adjustment)
  - 1Q08 vs 1Q07 –>Sales up 65%; Op. Income up 68%; NI up 57%
- **Open-Ended Market Potential**
  - Wide range of applications; Target markets are wide-open
  - Oil Fields, China's Postal Service, Deli Meat Slicer, Micro-motors for Cars (Auto parts supply sector), and currently under development a new linear motor based subway system for China
- **Strong Barriers to Entry –> High Margins for HRBN**
  - Heavy R&D and patented technology
  - Vast majority of our products are customized & specific to each client
  - Face very little competition due to our unique product portfolio

Investment Highlights (II)

- **World-Class Manufacturing Facilities**
  - Extensive certification processes (ISO for Quality mgmt; AQA for technical specification of automobile industry)
  - Harbin (Mainly for linear motors, oil pumps, future train systems)
  - Shanghai (Operational in 3Q08E and dedicated to auto micro-motors)
- **Multi-Faceted Growth Strategy**
  - Organic Growth in LM
  - Expand into New Products, New Industries, New Markets
  - Rolling-up Rotary Motor Companies via Acquisitions

Ranked No. 3 by Forbes Magazine

• China's Most Promising Small & Medium-Sized Enterprises •

Historical Financial Highlights

Revenues ($mm)



80
60
40
20
0
+382%
+71%
+62%
4.9
23.6
40.4
65.4
2004
2005
2006
2007

Operating Income ($mm)



30
25
20
15
10
5
0
+335%
+40%
+69%
2.3
10.0
14.0
23.7
2004
2005
2006
2007

Net Income ($mm)



20
15
10
5
0
+335%
+20%
+41%
2.3
10.0
12.0*
16.9
2004
2005
2006
2007

High Double-Digit YoY Growth in Revenues and Earnings

*Excluding one time accounting adjustment

Consistent Quarterly Sales Growth

Average Quarter-Over-Quarter Revenue Growth at 16% Since 2005


$mm
25.0
20.0
15.0
10.0
5.0
0.0
4.9
4.1
5.3
7.0
7.2
8.9
9.7
9.8
12.0
13.6
14.0
18.5
19.3
22.5
2004
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08

Fiscal year ends December 31

Stable High Gross Margin


Stable Gross Margin and Consistently Above 46%
60%
50%
40%
30%
20%
49.7%
52.2%
48.0%
46.9%
48.1%
49.4%
48.9%
48.1%
50.3%
51.6%
49.0%
48.2%
47.90%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08

Fiscal year ends December 31

HARBIN ELECTRIC



2 Competitive Strengths

Strong Research & Development Capabilities

- **Recruited Talent Worldwide to Establish Strong In-House R&D**
  - ~60 researchers and engineers with diverse experience and specialization
    - Linear Motors/Specialty Micro-motors/Controllers & Automations
    - Manufacturing Technologies and Processes
- **Collaborations with Top Scientific & Engineering Institutions**
  - Zhejiang University – Linear motors and integrated systems
  - No. 21 Research Institute of China Electronics Technology Group – Specialty micro-motors for automobile interior applications
  - The Institute of Electrical Engineering at The Chinese Academy of Sciences ("IEECAS") – Urban railway linear motor system

A Selected List of Patents Developed

Patent Name	Patent Number
Linear Motor-Driven Flexible Planar Materials Circulation Line	ZL 02 2 11613.3
Linear Motor-Driven Crawler Style Conveyor	ZL 02 2 10379.1
Flat Linear Three-Phase Asynchronous Motor	ZL 02 2 10740.1
Cylinder Permanent Magnetic Linear Synchronous Motor	ZL200420018936.9
Intelligence Linear Walking Beam Pumping Unit	ZL200420018931.6
Intelligence Straight Salver Pumping Unit	ZL200620020732.8
Motor Used in Auto Electric Power Steering System	ZL200420063323.7
DC Motor Used in Auto Seat	ZL200420018371.4
Intelligence Coupled Well Head Pumping Unit	ZL200420018930.1
Cylindrical Linear Motor Tangential Magnetic Circuit Combined Secondary	ZL200620020494.0

HRBN: #1 in Linear Motor (LM) Technology

- **First private enterprise in China to enter linear motor (LM) market**
  - Our focus is on technical innovation, creativity & value-added products; we strive to avoid competing in low-cost commodity segments
- **In most cases, we are the <u>only</u> supplier of LMs to our clients**
  - Vast majority of our sales come from customized products & solutions
- **<u>First</u> & <u>only</u> Chinese firm to receive gov't contract for subway LMs**
  - To develop a LM system for an urban mass transportation system in China
- **Currently the <u>only</u> Chinese firm making LMs for blue chip US companies**

World-Class Manufacturing Capabilities

- **State-of-the-Art Manufacturing Equipment**
  - ❑ Imported production lines, inspection & testing equipment plus quality control systems
- **Guided by International Experts**
  - ❑ We adopted internationally advanced manufacturing technologies and processes
- **Safe and Modern Facilities**
  - ❑ Our factories meet international standards for a safe and healthy working environment
- **New Shanghai Plant**
  - ❑ New factory under construction will also meet international safety standards







Advantages over Foreign Competitors

- **Closer Customer Contact & Partnerships**
  - Geographic proximity, shared culture and same language
  - Customization allows us to work closely with our clients, giving us time to understand their needs and become their partners
- **Lower Cost**
  - Lower labor cost and raw material cost
  - Lower product development cost
  - Highly efficient corporate structure and management team
- **Flexibility to work with customers of all sizes**
- **Ability to handle orders of all sizes**

Favorable Chinese Government Policies

- **Fostering Key Industries Essential to China's Industrialization**
  - Transition from "Made in China" to "Developed in China"
  - In HRBN's case, "Electric Motors" – Industrial Goods
- **Promoting Technology-Oriented & Value-Added Firms**
  - Have received R&D grants in the past from Chinese government
- **HRBN Enjoys Favorable Tax Rates (ie., for High-Tech Sector)**
  - 0% through end of 2007
  - 7.5% from 2008–2010 (10% tax – 2.5% tax rebate)

HARBIN ELECTRIC



3

Multi-Faceted Growth Strategy

Organic Growth – Maintain LM Leadership

Continued R&D Investment in Linear Motors

↓ ↓ ↓

Expand Customer Base	Introduce New Products	Enter New Markets

↓ ↓ ↓

Linear Motor Sales Expected in Year 2010:

US$150mm

Expanding Customer Base

Top Four Customer Sales Distribution – "All Others" Rising



All Others
19%
29%
13%
17%
22%
All Others
34%
22%
18%
10%
16%

2006 **1Q2008**

1. A Logistic Technology Company (2006)/A Car Seat Manufacturer (1Q08)
2. Daqing Oilfield (2006 and 1Q08)
3. A Business Trading Company/A Logistic Technology Company (1Q08)
4. An electric equipment company (2006)/A NA Auto OEM Supplier (1Q08)

New Products – Example: Oil Pump System for Oil Fields

- **Successfully developed a "Tower Type Oil Pump" driven by permanent magnetic linear motors in 2007**
  - Patented the world's first vertical oil pump driven by a linear motor
  - Greater efficiency allows for >25% energy savings
  - Certified by China National Petroleum Corporation Daqing Petroleum
  - Delivered 13 units to Daqing in 2007
  - We expect minimum of 200 units to Daqing in 2008
  - Working to sell into other oilfields and overseas markets
  - Another oil field ordered 3 units for testing
- **Supports Gov't "11th Five-Year Plan" (2006–2010)**
  - To reduce energy usage by 20% per unit GDP



New Markets – Example: Urban Railway System for China

- Currently Developing China's First Homemade Linear Motor Train System for Urban Mass Transportation
- Goal – To have HRBN's LM technology be the "Standard" for all future urban railway system construction across China
- Entered into R&D Agreements to Work Jointly on Project with
  - The Institute of Electrical Engineering of the Chinese Academy of Sciences
  - Changchun Railway Vehicles Co., Ltd. (CCRV)
- Prototype Testing On-going Currently
- Expected Testing of Entire System at Beijing Airport Subway Line near End-2008
- Expected to Commence Production on a Small Scale in 2009



Big Potential – Long-Term Construction Plan

- **Next 15 years, "a golden period" in China to develop metro railway transportation**
  - Urban population > 800 million by 2015E
  - Currently, public transportation only 10%-25% in major cities
  - Urban mass transportation infrastructure doesn't really exist
  - By 2010E –> 1,500 km urban railway in operation with estimated investment of ~$70 billion in 15 cities
  - By 2020E –> 2,000-2,500 km of urban railways expected to be built
- **Cities with +1 Million Population > 40 cities**
- **Government supports self-reliance and domestic suppliers – "Domestic components must exceed 70%"**
- **Multi-decade growth opportunity for HRBN**

Source: China Ministry of Construction

Major New Business Line – Auto Micro-Motors

Rapidly Grow This Line of Business

Domestic Strategy:
To Supply into China's Fast-Growing Auto Market

Overseas Strategy:
To Serve as Key Parts Supplier for Foreign Auto Makers

Auto Micro-Motor Sales Expected in Year 2010:
US$200mm

Auto Motors Business – Accomplishments So Far

- **Acquired Harbin Taifu Auto Electric Co. Ltd.**
  - Capacity of 2.4 million units in Harbin
  - Average Selling Price per Unit = ~ $20/unit
- **Constructing New Manufacturing Facility in Shanghai**
  - 10 million units in new capacity; opening expected in Summer 2008
  - Start up capacity in 2008 <10%; expect reaching 40% capacity in 2009
- **Good Progress on Sales Initiatives**
  - Already approved as sole supplier of a micro-motor to one large OEM; committed to this N. American client for 5 yrs w/ dedicated capacity at Harbin plant
  - Planed production of new car-seat motors for GM and Hyundai produced cars at Shanghai Plant in 2008, new motor for trunk opening in 2009
  - Client base to include Korean & American carmakers & auto-parts suppliers

Auto Motors Business to Grow Fast

Revenues by Product Segment



19%
42%
39%
Linear Motors
Auto Specialty
Other
2%
56%
42%

1Q2008

2010 Forecast

Foreign Sales – Growth Just Starting

- **Overseas Markets Represent a Huge Opportunity for Us**
  - Our positioning – Products meeting int'l standards but at lower prices
  - Barriers to entry – Our ability to undergo extensive testing and qualification of our products makes HRBN unique
- **Grew international business from 3% in 2006, 12% in 2007, 17% in 1Q2008**
- **Established US office for business development**
- **Assembled a management team with international diversity**

Acquisition Growth – Enter Rotary Motor Market

- **Propose to Acquire Shandong Weihai Hengda Electric Motor Co. Ltd.**
  - An industrial rotary motor manufacturer
  - 2007 annual sales ~$46.5 mm, net profits ~$4.9 mm, net assets $29.6 mm
  - 2008 annual sales and net profits to grow 30%
  - "Wenbao" electric motors – national award winning brand: 28 groups, ~2,500 difference models
  - Distribution channels and sales network nation wide
  - 150,000 m^2 facility, 1,700 employees
- **Acquisition Price – no higher than**
  - 10 X Net Profits of last consecutive 12 months (March 2008 included); or
  - Value appraised by a third party evaluation agent
- **Projected to Close at the End of June. Earnings Accretive Immediately**

Rotary Motor Business – Strategic Significance

- **Extend Product Range – offer a full range of electric motors: industrial rotary motors, special motors (linear motors), and micro-motors (auto specialty micro-motors)**
- **Establish a stronger manufacturing platform – North (Harbin), South (Shanghai), and Central Region (Shandong)**
- **Add the capability to produce capacitors and enameled wire – Key components and raw materials**
- **Strategic Goal – further enhance HRBN's position as "The Leading Electric Motor Company in China" with focus on special motors**

Year 2010 Total Revenue Target

Revenue Target Excluding Acquisitions

- Existing products
- Automobile micro-motors
- Tower type oil pumps
- Subway train linear motors


$65mm
$150mm
$200mm
$350mm
2007
LM & Other Products
Auto Products
2010

Strong Management Team

With International Diversity

Tianfu Yang, *Chairman & CEO*

- Founder of Harbin Electric
- Over 20 years of industry experience
- One of 27 Commissioners of China Electro-Technical Society

Zedong Xu, *CFO*

- Over 12 years of industry experience
- Previously CFO for Harbin WanDa Electrical
- CPA under China's accountancy program

Suofei Xu, *Vice President*

- Over 10 years of industry experience
- Investment manager for Shenzhen Chuangxin Investment Group
- Project manager of Guangfa Securities Company

Tianli Yang, *Vice President*

- Over 15 years of industry experience
- Formerly Chief Administrative Officer at China State Construction Engineering Corporation

Strong Management Team

With International Diversity

Christy Shue,
EVP Finance & Investor Relations

- Advised US listed Chinese companies on managing capital market-related issues
- Management experience in Investor Relations and Finance for a Fortune 100 company

Kanenori Okawa,
Chief Technology Officer

- Int'l expert in electric motor technology and manufacturing processes
- Formerly Chief Technology Advisor of Nittoku Engineering Co., Ltd., Japan

Lanxiang Gao, *Chief Operating Officer, Shanghai Tech-Full*

- Specialized in the development of auto interior specialty micro-motors
- Previously Sr. Engineer managing the Micro-Motor R&D at Shanghai No. 21 Research Institute

Dr. Shaotang Chen, *R&D Director, Advanced Automation Group*

- Int'l expert in controller/automation systems
- Previously Sr. Engineer at GM R&D Center and Chief Scientist of Energenix Center at Delphi Research Lab

HARBIN ELECTRIC



Thank you for your interest
谢谢

www.harbinelectric.com